EXHIBIT 21B

                                                                            C

                                                                            O
                     THE SOUTHERN COMPANY                This Proxy Is For
        PROXY SOLICITED ON BEHALF OF BOARD OF DIRECTORS Your Combined N For Annual Meeting of Stockholders May 25, 1994 E.S.O.P. and
                                                         E.S.P. (if any)    T
                                                         Shares.
P                                                                           I
      The undersigned hereby appoints E. L. ADDISON, A. W. DAHLBERG,
      E. B. HARRIS, and W. L. WESTBROOK, and each or any of them,           N
R     proxies with full power of substitution in each, to vote all shares
      the undersigned is entitled to vote at the Annual Meeting of          U
      Stockholders of THE SOUTHERN COMPANY, to be held at the Mobile
O Convention Center, Mobile, Alabama, at 10:00 a.m. (CDT), and any E adjournments thereof, on all matters legally coming before the
      meeting including, without limitation, the proposals listed on        D
X     the reverse side hereof.
                                                                            I
X
                                                                            O

Y                                                                           N
                             Please mark, date, and sign exactly as
                             name appears and return this proxy
                             card promptly in the enclosed envelope         O
                             to The Southern Company, Bin 071, 64
                             Perimeter Center East, Atlanta,                T
                             Georgia  30346.
                                                                            H

                             Date                             , 1994        E

                                                                            R


                                          Signature(s)                      S

                             Check box if you are attending the             I
                             Annual Meeting in person
                                                                            D

                                                                            E

     UNLESS OTHERWISE SPECIFIED BELOW, THIS PROXY WILL BE VOTED "FOR" ITEMS 1 - 4 and "AGAINST" ITEMS 5 and 6.


     P
                                                                              S
     R
         (1)  Election of Directors                                           E
     O        FOR all nominees listed below
                                                                              E
     X   E. L. Addison, W. P. Copenhaver, A. D. Correll,
         A. W. Dahlberg, P. J. DeNicola, J. Edwards,
     Y   H. A. Franklin, L. G. Hardman, III, E. B. Harris,                    O
         E. D. McLean, Jr., W. A. Parker, Jr., W. J. Rushton, III,
         G. M. Shatto, H. Stockham                                            T

                                                                              H

                                                                              E

         (Instruction:  To withhold authority to vote for                     R
         any individual nominee, write that nominee's name on the space provided below.)
                                                                              S

                                                                              I
              WITHHOLD vote for all nominees
                                                                              D
         THE DIRECTORS RECOMMEND A VOTE "FOR" ITEMS 2 - 4.
                                                                              E
         (2)  Appointment of Auditors


              FOR       AGAINST       ABSTAIN

         (3)  Approval of Outside Directors Stock Plan


              FOR       AGAINST       ABSTAIN

         (4)  Approval of the Productivity Improvement Plan for Executive
              Officers


              FOR       AGAINST       ABSTAIN

     THE DIRECTORS RECOMMEND A VOTE "AGAINST" ITEMS 5 and 6.

         (5) Stockholder Proposal Regarding Additional Disclosure of Executive Compensation


              FOR       AGAINST       ABSTAIN


         (6)  Stockholder Proposal on Limiting Executive Compensation


              FOR       AGAINST       ABSTAIN

                         EXPLANATION OF DIFFERENCES BETWEEN
                     CIRCULATED DOCUMENT AND ELECTRONIC DOCUMENT

          Form of Proxy

          1. The circulated document is 8 1/2 by 3 5/8 inches on yellow and white IBM 3800 compatible stock.

          2. The type style is Spectra Extra Bold, Bold and Medium. Type sizes range from 18 point to 6 point.